UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2009

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2009, the Compensation Committee of the Board of Directors of Eagle Materials Inc. (“Eagle”) approved the annual incentive bonuses for fiscal year 2009 for Eagle’s executive officers who are expected to be named in the summary compensation table of Eagle’s 2009 Proxy Statement (the “Named Executive Officers”), other than the President and Chief Executive Officer. The Compensation Committee will consider approving a fiscal year 2009 bonus for Mr. Steven R. Rowley, President and Chief Executive Officer, at its Committee meeting later in May.

With respect to Messrs. Mark V. Dendle, Executive Vice President – Finance & Administration and Chief Financial Officer, and James H. Graass, Executive Vice President, General Counsel and Secretary, the annual incentive bonuses were made pursuant to Eagle’s Salaried Incentive Compensation Program for Fiscal Year 2009. The annual incentive bonus for Mr. Gerald J. Essl, Executive Vice President—Cement/Concrete and Aggregates, was made pursuant to both Eagle’s Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2009 and Eagle’s Concrete and Aggregates Companies Salaried Incentive Compensation Program for Fiscal Year 2009. For David B. Powers, Executive Vice President—Gypsum, the annual incentive bonus was made pursuant to the American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2009 and Eagle’s Special Situation Program for Fiscal Year 2009. The annual incentive bonuses approved by the Compensation Committee for such Named Executive Officers for fiscal year 2009 were: Mark V. Dendle ($122,442); James H. Graass ($163,984); Gerald J. Essl ($415,730); and David B. Powers ($75,000).

During fiscal year 2009, each of the Named Executive Officers was granted stock options and restricted stock units (“RSUs”), with the vesting of such awards subject to the achievement of certain EBITDA and safety metrics for the nine months ended March 31, 2009. This grant is described in greater detail in Eagle’s Current Report on Form 8-K filed with the SEC on August 27, 2008. The Compensation Committee on April 30, 2009 determined that the Company’s EBITDA and safety performance for the nine months ended March 31, 2009 were such that 100% of this grant had vested. The stock options are immediately exercisable, and the RSUs will be payable in shares of our common stock on August 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: May 5, 2009